UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 26, 2009

Marathon Oil Corporation
 __________________________________________
 (Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Road, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(713) 629-6600

Not Applicable
 ______________________________________________
 Former name or former address, if changed since last report

 [  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors.

On July 26, 2009, Gen. Charles F. Bolden, Jr., a director of Marathon Oil Corporation, notified Marathon of his resignation from the Board of Directors of Marathon. At the time of his resignation, Gen. Bolden served on the Audit and Finance Committee, the Corporate Governance and Nominating Committee and the Public Policy Committee. Gen. Bolden's resignation did not arise from any disagreement with Marathon or any matter relating to Marathon’s operations, policies or practices.  On July 28, 2009, Marathon received a letter of resignation from Gen. Bolden, which is attached hereto as Exhibit 99.1.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Letter of resignation from Gen. Charles F. Bolden, Jr. dated July 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

July 29, 2009	By:	/s/ Michael K. Stewart

Name: Michael K. Stewart
Title: Vice President, Accounting and Controller